UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

RIGETTI COMPUTING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40140	88-0950636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

775 Heinz Avenue, Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

(510) 210-5550

(Registrant’s telephone number, including area code)

Supernova Partners Acquisition Company II, Ltd.

4301 50th Street NW

Suite 300 PMB 1044

Washington, D.C. 20016

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RGTI	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	RGTIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Domestication and Mergers

As previously announced, Supernova Partners Acquisition Company II, Ltd. (“Supernova” and, after the Domestication as described below, “New Rigetti” or the “Company”), a Cayman Islands exempted company, previously entered into that certain Agreement and Plan of Merger, dated as of October 6, 2021 (as amended on July 23, 2021 and September 13, 2021, the “Merger Agreement”), by and among Supernova, Supernova Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Supernova (“First Merger Sub”), Supernova Romeo Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Supernova (“Second Merger Sub”) and Rigetti Holdings, Inc., a Delaware corporation (“Legacy Rigetti”).

On March 1, 2022, as contemplated by the Merger Agreement and described in the section titled “Domestication Proposal” beginning on page 167 of the final prospectus and definitive proxy statement, dated February 9, 2022 (the “proxy statement/prospectus”) filed with the Securities and Exchange Commission (the “SEC”) and following approval by Supernova’s shareholders at an extraordinary general meeting of shareholders held on February 28, 2022 (the “Extraordinary General Meeting”), Supernova filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation (the “Certificate of Incorporation”) and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which Supernova was domesticated and continues as a Delaware corporation, changing its name to “Rigetti Computing, Inc.”

As a result of and upon the effective time of the Domestication, among other things, (1) each then issued and outstanding Class A ordinary share, par value $0.0001 per share, of Supernova (“Supernova Class A ordinary share”) converted automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of New Rigetti (“New Rigetti Common Stock”); (2) each then issued and outstanding Class B ordinary share, par value $0.0001 per share, of Supernova (“Supernova Class B ordinary share”) converted automatically, on a one-for-one basis, into a share of New Rigetti Common Stock; (3) each then issued and outstanding whole warrant of Supernova to purchase one Supernova Class A ordinary shares converted automatically into a warrant to acquire one share of New Rigetti Common Stock at an exercise price of $11.50 per share (the “New Rigetti Warrants”) pursuant to the Warrant Agreement, dated March 1, 2021, between Supernova and American Stock Transfer & Trust Company, as warrant agent; and (4) each then issued and outstanding unit of Supernova (the “Supernova Units”) was separated and converted automatically into one share of New Rigetti Common Stock and one-fourth of one New Rigetti Warrant.

On March 2, 2022 (the “Closing Date”), as contemplated in the Merger Agreement and described in the section titled “Business Combination Proposal” beginning on page 124 of the Proxy Statement/Prospectus, New Rigetti consummated the merger transactions contemplated by the Merger Agreement, following the approval by Supernova’s shareholders at the Extraordinary General Meeting and effectuation of the Domestication, whereby (i) First Merger Sub merged with and into Legacy Rigetti, the separate corporate existence of First Merger Sub ceasing and Legacy Rigetti being the surviving corporation (the “Surviving Corporation” and, such merger, the “First Merger”) and (ii) immediately following the First Merger, the Surviving Corporation merged with and into the Second Merger Sub, with the separate corporate existence of the Surviving Corporation ceasing and the Second Merger Sub being the surviving entity and changing its name to “Rigetti Intermediate LLC” (such merger transaction together with the First Merger, the Domestication and other transaction contemplated by the Merger Agreement, the “Business Combination”). The closing of the Business Combination is herein referred to as “the Closing.”

Immediately prior to the effective time of the First Merger, each share of Legacy Rigetti’s Series C preferred stock and Series C-1 preferred stock (collectively, the “Legacy Rigetti Preferred Stock”), converted into shares of common stock of Legacy Rigetti (“Legacy Rigetti Common Stock”) in accordance with the Amended and Restated Certificate of Incorporation of Legacy Rigetti (such conversion, the “Legacy Rigetti Preferred Conversion”).

As a result of the First Merger, among other things, (1) all outstanding shares of Legacy Rigetti Common Stock as of immediately prior to the Closing (including Legacy Rigetti Common Stock resulting from the Legacy Rigetti Preferred Stock Conversion), were exchanged at an exchange ratio of 0.786989052873439 (the “Exchange Ratio”) for an aggregate of 78,959,579 shares of New Rigetti Common Stock, (2) each warrant to purchase Legacy Rigetti Common Stock converted into a warrant to purchase shares of New Rigetti Common Stock (“New Rigetti Assumed Warrant”), with each New Rigetti Assumed Warrant subject to the same terms and conditions as were applicable to the original Legacy Rigetti warrant and having an exercise price and number of shares of New Rigetti Common Stock purchasable based on the Exchange Ratio and other terms contained in the Merger Agreement, (3) each option to purchase Legacy Rigetti Common Stock converted into an option to purchase shares of New Rigetti Common Stock (“New Rigetti Assumed Option”), with each New Rigetti Assumed Option subject to the same terms and conditions as were applicable to the original Legacy Rigetti option and with an exercise price and number of shares of New Rigetti Common Stock purchasable based on the Exchange Ratio and other terms contained in the Merger Agreement and (4) each Legacy Rigetti restricted stock unit award converted into a restricted stock unit award to receive shares of New Rigetti Common Stock (“New Rigetti Assumed RSU Award”), with each New Rigetti Assumed RSU Award subject to the same terms and conditions as were applicable to the original Legacy Rigetti restricted stock unit award, and with the number of shares of New Rigetti Common Stock to which the New Rigetti Assumed RSU Award based on the Exchange Ratio and other terms contained in the Merger Agreement.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference.

PIPE Financing

Concurrently with the execution of the Merger Agreement, Supernova entered into Subscription Agreements (the “Initial Subscription Agreements”) with certain investors (together, the “Initial PIPE Investors”), pursuant to which the Initial PIPE Investors agreed to subscribe for and purchase, and Supernova agreed to issue and sell to the Initial PIPE Investors, an aggregate of 10,251,000 shares of New Rigetti Common Stock at a price of $10.00 per share, for aggregate gross proceeds of $102,510,000 (the “Initial PIPE Financing”). On December 23, 2021, Supernova entered into Subscription Agreements (the “Subsequent Subscription Agreements”, and together with the Initial Subscription Agreements, the “Subscription Agreements”) with two “accredited investors” (as such term is defined in Rule 501 of Regulation D) (the “Subsequent PIPE Investors”, and together with the Initial PIPE Investors, the “PIPE Investors”) pursuant to which the Subsequent PIPE Investors agreed to subscribe for and purchase, and Supernova agreed to issue and sell to the Subsequent PIPE Investors, an aggregate of 4,390,244 shares of New Rigetti Common Stock at a price of $10.25 per share, for aggregate gross proceeds of $45,000,000 (the “Subsequent PIPE Financing”, and together with the Initial PIPE Financing, the “PIPE Financing”). Pursuant to the Subscription Agreements, New Rigetti agreed to provide the PIPE Investors with certain registration rights with respect to the shares purchased as part of the PIPE Financing. The PIPE Financing was consummated immediately prior to the Mergers. A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section entitled “Business Combination Proposal—Related Agreements—Subscription Agreements” beginning on page 145 of the Proxy Statement/Prospectus.

The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the Form of Subscription Agreement, a copy of the form of which is attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

In connection with the Closing, New Rigetti, Supernova Partners II LLC (“Sponsor” or “SNII LLC”), Supernova’s directors and officers, certain former stockholders of Legacy Rigetti and Legacy Rigetti’s officers and directors entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”). The terms of the Amended and Restated Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section entitled “Business Combination Proposal—Related Agreements—Amended and Restated Registration Rights Agreement” on page 144 of the Proxy Statement/Prospectus.

The foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by the full text of the Amended and Restated Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with the Company’s directors and officers, a form of which is attached hereto as Exhibit 10.21 and incorporated herein by reference.

Sponsor Support Agreement

As previously reported, in connection with the execution of the Merger Agreement, Supernova entered into a sponsor support agreement (the “Sponsor Support Agreement”) with the Sponsor, Legacy Rigetti and Supernova’s directors and officers. Pursuant to the Sponsor Support Agreement, the Sponsor and Supernova’s directors and officers (“Sponsor Holders”), among other things, agreed to vote all of their shares of Supernova capital stock in favor of the approval of the Business Combination. In addition, pursuant to the Sponsor Support Agreement, (i) 2,479,000 shares of New Rigetti Common Stock held by the Sponsor Holders became unvested and subject to forfeiture as of the Closing and will only vest if, during the five year period following the Closing, the volume weighted average price of New Rigetti Common Stock equals or exceeds $12.50 for any twenty trading days within a period of thirty consecutive trading days, and (ii) 580,273 shares of New Rigetti Common Stock held by the Sponsor Holders became unvested and subject to forfeiture as of the Closing and will only vest if, during the five year period following the Closing, the volume weighted average price of New Rigetti Common Stock equals or exceeds $15.00 for any twenty trading days within a period of thirty consecutive trading days. Any such shares held by the Sponsor Holders that remain unvested after the fifth anniversary of the Closing will be forfeited.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, the form of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Rigetti Support Agreements

As previously reported, on October 6, 2021, concurrently with the execution of the Merger Agreement, certain of Legacy Rigetti’s stockholders entered into support agreements (collectively, the “Rigetti Support Agreements”) with Supernova and Legacy Rigetti, pursuant to which the such Legacy Rigetti stockholders each agreed, among other things, to vote to adopt and approve, upon the registration statement on Form S-4 being declared effective, the Merger Agreement and all other documents and transactions contemplated thereby.

The foregoing description of the Rigetti Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Rigetti Support Agreements, the form of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Merger, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and in documents incorporated herein by reference may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. The Company’s forward-looking statements include, but are not limited to, statements regarding the Company’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “goal” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Current Report on Form 8-K and in documents incorporated herein are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (many of which are difficult to predict and beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	changes in domestic and foreign business, market, financial, political, regulatory and legal conditions;

•	the Company’s ability to ability to execute its business strategy, including monetization of its products;

•	the Company’s ability to implement its strategic initiatives and continue to innovate its existing services;

•	the Company’s projected financial information, growth rate and market opportunity;

•	the ability to maintain the listing of the New Rigetti Common Stock and the warrants on the Nasdaq Capital Market, and the potential liquidity and trading of such securities;

•

the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and retain its key employees;

•	costs related to the Business Combination;

•	changes in applicable laws or regulations;

•	the Company’s ability to raise financing in the future and ability to continue as a going concern;

•	the Company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors after the Business Combination;

•	the Company’s ability to maintain relationships with customers and suppliers;

•	the Company’s officers and directors allocating their time to other businesses and potentially having conflicts of interest with the Company’s business;

•	the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

•	the Company’s financial performance;

•	the Company’s ability to expand or maintain its existing customer base;

•	the outcome of any legal proceedings that may be instituted against the Company;

•	the effect of COVID-19 on the foregoing; and

•

unfavorable conditions in the Company’s industry, the global economy or global supply chain, including financial and credit market fluctuations, international trade relations, pandemics (such as the COVID-19 pandemic), political turmoil, natural catastrophes, warfare (such as the conflict involving Russia and Ukraine), and terrorist attacks.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business and Properties

The business and properties of Supernova and Legacy Rigetti prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections entitled “Information About Supernova” beginning on page 231 and “Information About Rigetti” beginning on page 246 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 60 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Financial Information

The information set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of Supernova and Legacy Rigetti is incorporated herein by reference. The unaudited pro forma condensed combined financial information of Supernova and Legacy Rigetti as of and for year ended December 31, 2021 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Rigetti for the eleven months ended December 31, 2021, and year ended January 31, 2021 is included in Exhibit 99.2 hereto and is incorporated herein by reference.

Quantitative and Qualitative Disclosures About Market Risk

Information with respect to quantitative and qualitative disclosures about market risk is set forth in Exhibit 99.2 to this Current Report on Form 8-K in the section entitled “Rigetti’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Quantitative and Qualitative Disclosures about Market Risk,” which is incorporated herein by reference.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing is set forth in the Proxy Statement/Prospectus in the sections entitled “Management of New Rigetti Following the Business Combination” and “Rigetti’s Executive and Director Compensation” beginning on page 302 and page 283, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference. Additionally, interlocks and insider participation information regarding New Rigetti’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of New Rigetti Following the Business Combination—Compensation Committee Interlocks and Insider Participation” beginning on page 307 and that information is incorporated herein by reference.

Directors

Immediately following the Closing, the size of the board of directors of the Company (the “New Rigetti Board”) was set at eight members. Upon the Closing, each of Chad Rigetti, Ray Johnson, H. Gail Sandford, Alissa Fitzgerald, Gen. Peter Pace, David Cowan, Cathy McCarthy and Michael Clifton were elected to serve as directors on the New Rigetti Board.

Messrs. Rigetti and Johnson and Ms. Sandford were appointed to serve as Class I directors, with terms expiring at the Company’s first annual meeting of stockholders following the Closing; Ms. Fitzgerald and Gen. Pace and Mr. Cowan were appointed to serve as Class II directors, with terms expiring at the Company’s second annual meeting of stockholders following the Closing; and Ms. McCarthy and Mr. Clifton were appointed to serve as Class III directors, with terms expiring at the Company’s third annual meeting of stockholders following the Closing. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section entitled “Management of New Rigetti following the Business Combination” beginning on page 302 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Independence of Directors

The New Rigetti Board has determined that each of Ray Johnson, H. Gail Sandford, Alissa Fitzgerald, Gen. Peter Pace, David Cowan, Cathy McCarthy and Michael Clifton qualify as “independent directors,” as defined under the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq listing rules”), and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements.

Information with respect to the Company’s directors after the Closing is set forth in the Proxy Statement/Prospectus in the sections entitled “Management of New Rigetti Following the Business Combination” beginning on page 302 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Committees of the Board of Directors

Immediately following the Closing, the standing committees of the New Rigetti Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the New Rigetti Board.

Immediately following the Closing, the New Rigetti Board (i) appointed Mses. McCarty and Fitzgerald and Mr. Pace to serve on the Audit Committee, with Ms. McCarthy as chair of the Audit Committee, (ii) Messrs. Johnson and Clifton and Gen. Pace to serve on the Compensation Committee, with Mr. Johnson as chair of the Compensation Committee and (iii) Ms. Fitzgerald, Gen. Pace and Mr. Cowan to serve on the Nominating and Corporate Governance Committee, with Ms. Fitzgerald as chair of the Nominating and Corporate Governance Committee.

Information with respect to the Committees of the New Rigetti Board after the Closing is set forth in the Proxy Statement/Prospectus in the section entitled “Management of New Rigetti Following the Business Combination” beginning on page 302 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive Officers

Upon the consummation of the Business Combination, the Board appointed the following individuals as the Company’s executive officers: Chad Rigetti to serve as Chief Executive Officer and President, Taryn Naidu to serve as Chief Operating Officer, Brian Sereda to serve as Chief Financial Officer, Rick Danis to serve as General Counsel and Corporate Secretary, Mike Harburn to serve as Chief Technology Officer, Mandy Birch to serve as Senior Vice President, Technology Partnerships, and David Rivas to serve as Senior Vice President, Systems and Service (Software). The biographical information for the new executive officers is set forth in the Proxy Statement/Prospectus in the section entitled “Management of New Rigetti Following the Business Combination” beginning on page 302 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of Company’s executive officers is set forth in the Proxy Statement/Prospectus in the section entitled “Rigetti’s Executive and Director Compensation” beginning on page 283 of the Proxy Statement/Prospectus, which is incorporated herein by reference. All unit counts in the section entitled “Rigetti’s Executive and Director Compensation” are shown on a pre-Business Combination basis. The foregoing description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the employment agreements of Messrs. Rigetti, Sereda and Naidu, copies of which are attached hereto as Exhibit 10.25, Exhibit 10.26 and Exhibit 10.27, respectively, and incorporated herein by reference. The foregoing employment agreements became effective upon the Closing on March 2, 2022.

At the Extraordinary General Meeting, Supernova shareholders approved the Rigetti Computing, Inc. 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan was previously approved, subject to shareholder approval, by the board of directors of Supernova on February 23, 2022. The description of the 2022 Plan is set forth beginning on page 187 of the Proxy Statement/Prospectus section entitled “The Equity Incentive Plan Proposal,” which is incorporated herein by reference. The description of the 2022 Plan is not complete and is subject to and qualified in its entirety by reference to the 2022 Plan, a copy of which is attached hereto as Exhibit 10.16 and the terms of which are incorporated by reference herein.

At the Extraordinary General Meeting, Supernova shareholders approved the Rigetti Computing, Inc. 2022 Employee Stock Purchase Plan (the “2022 ESPP”). The 2022 Plan was previously approved, subject to shareholder approval, by the board of directors of Supernova on February 23, 2022. The description of the 2022 ESPP is set forth beginning on page 198 of the Proxy Statement/Prospectus section entitled “The Employee Stock Purchase Plan Proposal,” which is incorporated herein by reference. The description of the 2022 ESPP is not complete and is subject to and qualified in its entirety by reference to the 2022 ESPP, a copy of which is attached hereto as Exhibit 10.20 and the terms of which are incorporated by reference herein.

Transaction Cash Bonuses

The board of directors of Legacy Rigetti approved the following cash bonuses that were paid to Rigetti’s executive officers in connection with the Closing. In addition to the cash bonuses paid below, $795,000 in the aggregate was paid to employees other than the executive officers.

Name	Transaction Cash Bonus
Chad Rigetti	$400,000
Taryn Naidu	$400,000
Rick Danis	$350,000
Brian Sereda	$25,000
David Rivas	$30,000

Information with respect to the transaction cash bonuses is described in the Proxy Statement/Prospectus in the sections entitled “Rigetti’s Executive and Director Compensation—Transaction Cash Bonuses” beginning on page 289 of the Proxy Statement/Prospectus.

Transaction Stock Bonus Awards

Following consummation of the Business Combination, the New Rigetti Board approved, contingent upon and subject to the filing and effectiveness of a registration statement on Form S-8 (the “Form S-8”) with respect to the 2022 Plan, the grant of individual stock awards pursuant to the 2022 Plan set forth below for the executive officers effective as of the date of filing and effectiveness of the Form S-8. In addition, the Rigetti Board approved, contingent upon and subject to the effectiveness of a registration statement on Form S-8 with respect to the 2022 Plan, an aggregate of 45,000 Rigetti stock awards to employees other than executive officers pursuant to the 2022 Plan effective as of the date of filing and effectiveness of such registration statement on Form S-8 with respect to the 2022 Plan. The grants of stock awards are contingent upon, subject to and effective upon the filing and effectiveness of the Form S-8 with respect to the 2022 Plan and the grant date of such stock awards will be the date of filing and effectiveness of such Form S-8.

Name	Number of Rigetti Stock Awards
Chad Rigetti	45,000
Taryn Naidu	45,000
Brian Sereda	5,000
Rick Danis	25,000

Information with respect to the transaction stock bonus awards is described in the Proxy Statement/Prospectus in the section entitled “Rigetti’s Executive and Director Compensation—Executive Officer Compensation Following the Business Combination—Transaction Stock Bonus Awards” beginning on page 293 of the Proxy Statement/Prospectus.

New Rigetti Alignment RSU Awards and Annual RSU Awards

Following the consummation of the Business Combination, the New Rigetti Board approved, contingent upon, subject to and effective upon the filing and effectiveness of the Form S-8 with respect to the 2022 Plan, the grant of 4,015,272 New Rigetti restricted stock units (“New Rigetti RSUs”) under the 2022 Plan to New Rigetti’s executive officers as set forth in the table below and 1,117,690 New Rigetti RSUs under the 2022 Plan in the aggregate to other employees of New Rigetti as alignment awards (collectively the “New Rigetti Alignment RSUs”), pursuant to the terms of the 2022 Plan, a form of restricted stock unit award agreement adopted by the Rigetti Board and the vesting schedules set forth in the footnotes to the table below contingent upon, subject to and effective upon the filing and effectiveness of the Form S-8 with respect to the 2022 Plan.

Following the Closing of the Business Combination, the New Rigetti Board also approved, contingent upon and effective upon contingent upon, subject to and effective upon the effectiveness of a registration statement on Form S-8 with respect to the 2022 Plan, the grant of 935,400 Rigetti RSUs in the aggregate to New Rigetti’s executive officers as set forth in the table below and 296,900 Rigetti RSUs in the aggregate to other employees of Rigetti as 2022 annual equity awards (the “Rigetti 2022 Annual RSUs”), pursuant to the terms of the 2022 Plan, the form of restricted stock unit award agreement adopted by the New Rigetti Board and the vesting schedules set forth in the footnotes to the table below.

The grants of New Rigetti RSUs set forth above and below are contingent upon, subject to and effective upon the filing and effectiveness of the Form S-8 with respect to the 2022 Plan and the grant date of such New Rigetti RSUs will be the date of filing and effectiveness of such Form S-8.

Name	Number of Rigetti Alignment RSUs	Rigetti Alignment RSUs Vesting	Number of 2022 Rigetti Annual RSUs	2022 Rigetti Annual RSUs Vesting
Chad Rigetti	2,857,444	(A), (C)	334,700	(B), (C)
Taryn Naidu	444,450	(A), (C)	161,300	(B), (C)
Rick Danis	164,685	(A), (C)	102,800	(B), (C)
Brian Sereda	8,791	(B), (C)	128,600	(B), (D)
Michael Harburn	207,178	(B), (C)	107,900	(B), (D)
David Rivas	133,102	(A), (C)	47,700	(B), (D)
Mandy Birch	199,622	(A), (C)	52,400	(B), (D)

(A)

Time-based vesting will occur in accordance with the following schedule (subject to the individual’s Continuous Service (as defined in the 2022 Plan) on each such vesting date): (i) 50% of the total number of New Rigetti RSUs will vest in substantially equal installments (rounded down, except for the final scheduled vesting installment) on the last day of each calendar month beginning with the month in which the Vesting Commencement Date occurs and over a period of 12 months and (ii) the remaining 50% of the total number of New Rigetti RSUs will vest in substantially equal installments (rounded down, except for the final scheduled vesting installment) on the last day of each calendar month beginning with the month in which the Vesting Commencement Date occurs and over a period of 48 months. Prongs (i) and (ii) of the time-based vesting will occur concurrently, such that, at the end of the 12-month period immediately following the Vesting Commencement Date, 62.5% of the total number of New Rigetti RSUs will have vested (subject to the individual’s Continuous Service (as defined in the 2022 Plan) on such vesting date). This vesting schedule will also apply to employees who have served in their roles for at least two years before the grant date.

(B)

Time-based vesting will occur in accordance with the following schedule (subject to the individual’s Continuous Service (as defined in the 2022 Plan) on each such vesting date): one-forty eighth (1/48th) of the total number of New Rigetti RSUs (rounded down, except for the final scheduled vesting installment) will satisfy time-based vesting on the last day of each calendar month beginning with the month in which the Vesting Commencement Date occurs and over a period of 48 months. This vesting schedule will also apply to employees who have served in their roles for less than two years as of the grant date.

(C)

In the event of a Change in Control (as defined in the 2022 Plan), 100% of the then unvested shares subject to the New Rigetti RSUs shall vest immediately prior to the consummation of the Change in Control.

(D)

In the event of a Change in Control (as defined in the 2022 Plan), 50% of the then unvested shares subject to the New Rigetti RSUs shall vest immediately prior to the consummation of the Change in Control with such acceleration to be applied on a pro-rata basis with respect to each remaining vesting tranche.

(E)

Time-based vesting will occur in accordance with the following schedule (subject to the individual’s Continuous Service (as defined in the 2022 Plan) on each such vesting date): one-forty eighth (1/48th) of the total number of New Rigetti RSUs (rounded down, except for the final scheduled vesting installment) will satisfy time-based vesting on the last day of each calendar month beginning with the month in which the Vesting Commencement Date occurs and over a period of 48 months.

The Vesting Commencement Date for the New Rigetti RSUs listed in the table above is March 2, 2022.

Information with respect to the New Rigetti Alignment RSU Awards and the New Rigetti Annual RSU Awards is described in the Proxy Statement/Prospectus in the sections entitled “Rigetti’s Executive and Director Compensation— Rigetti’s Executive and Director Compensation—New Rigetti Alignment RSU Award and Annual RSU Awards” beginning on page 294 of the Proxy Statement/Prospectus.

Director Compensation

Information with respect to the compensation of the Company’s directors is set forth in the Proxy Statement/Prospectus in the section entitled “Rigetti’s Executive and Director Compensation” beginning on page 283 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Following the Closing, the New Rigetti Board approved a non-employee director compensation policy consisting of annual cash retainers of $40,000 for each non-employee director and an additional $25,000 for the chairperson of the New Rigetti Board; an additional $20,000 and $10,000 for the chairperson and each member of the audit committee of the New Rigetti Board, respectively; an additional $12,000 and $6,000 for the chairperson and each member of the compensation committee of the New Rigetti Board, respectively; and an additional $9,000 and $4,500 for the chairperson and each member of the nominating and corporate governance committee of the New Rigetti Board, respectively.

For each member of the New Rigetti Board who is (i) serving on the New Rigetti Board immediately following the effective date of the non-employee director compensation policy (the “Effective Date”) or (ii) first elected or appointed to the New Rigetti Board following the Effective Date, (A) on the date on which a registration statement on Form S-8 is filed and effective covering the New Rigetti RSUs (“Form S-8”), with respect to clause (i) and (B) on the date of such director’s initial election or appointment to the Board (or, if such date is not a market trading day, the first market trading day thereafter or, if there is not a Form S-8 on the date of such initial election or appointment, then the date on which a Form S-8 is filed and effective), with respect to clause (ii), the director will be automatically, and without further action by the New Rigetti Board or its Compensation Committee, granted restricted stock units (“RSUs”) with respect to shares of New Rigetti Common Stock with an aggregate Fair Market Value (as defined in the Plan) as of the grant date equal to $210,000 (the “Initial RSU Grant”); provided that such director remains in Continuous Service (as defined in the 2022 Plan) through the grant date. The grant of any Initial RSU Grant pursuant to clause (i) above is contingent upon, subject to and effective upon the filing and effectiveness of a Form S-8. The Initial RSU Grant will vest in substantially equal installments at the end of each month over a three-year period, such that the Initial RSU Grant will be fully vested on the third anniversary of the grant date, subject to the Eligible Director remaining in Continuous Service through each such vesting date.

The non-employee director compensation policy also provides for annual grants of New Rigetti RSUs to each director equivalent to $140,000 starting in 2022 and in future years, vesting in substantially equal installments at the end of each month over a one-year period. In the event of a Change in Control (as defined in the 2022 Plan), any unvested portion of the New Rigetti RSUs would vest immediately prior to the consummation of such Change in Control. The New Rigetti RSUs will be granted pursuant to the terms of the 2022 Plan and the form of restricted stock unit award agreement adopted by the Board and included as Exhibit 10.15 to this Current Report on Form 8-K and in all cases are contingent upon, subject to and effective upon the effectiveness of the Form S-8 with respect to the 2022 Plan. The description of the non-employee director compensation policy is not complete and is subject to and qualified in its entirety by reference to the non-employee director compensation policy, a copy of which is attached hereto as Exhibit 10.22 and the terms of which are incorporated by reference herein.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of New Rigetti Common Stock as of the Closing Date, after giving effect to the Closing, by:

•	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares New Rigetti Common Stock;

•	each of the Company’s executive officers and directors;

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on 113,810,285 shares of New Rigetti Common Stock issued and outstanding as of the Closing Date and other than as noted below, do not take into account the issuance of any shares of New Rigetti Common Stock upon the exercise of 8,625,000 public warrants, each exercisable for one share of New Rigetti Common Stock at a price of $11.50 per share (the “Public Warrants”) to purchase an aggregate of 8,625,000 shares of New Rigetti Common Stock. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned New Rigetti Common Stock.

Name of Beneficial Owner(1)	Number of Shares of New Rigetti Common Stock Beneficially Owned	% of Ownership
Directors and Executive Officers
Chad Rigetti(2) President, Chief Executive Officer and Director	7,035,559	6.0%
Taryn Naidu(3) Chief Operating Officer	842,866	*
Brian Sereda(4) Chief Financial Officer	418	* %
Rick Danis(5) General Counsel and Corporate Secretary	250,950	* %
Mike Harburn(6) Chief Technology Officer	308,546	* %
Mandy Birch(7) Senior Vice President, Technology Partnerships	422,103	*
David Rivas(8) Senior Vice President, Systems and Service (Software)	276,637	*
Gen. Peter Pace(9) Director	295,120	*
David Cowan(10) Director	—	* %
Alissa Fitzgerald(11) Director	201,963	*
Ray Johnson(12) Director	182,799	*
Cathy McCarthy Director	—	—
Michael Clifton(13)(14) Director	62,500	* %
H. Gail Sandford Director		—%
All executive officers and directors after the business combination as a group (14 persons)	9,879,461	8.3%
Five Percent Holders
Supernova Partners II LLC(14)	12,868,000	10.9%
Entities Affiliated with Bessemer Venture Partners(15)	21,582,218	19.0%
AVG Entities(16)	7,597,642	6.7%
Insurance Company of the West(17)	9,178,816	8.1%

*	Less than 1%
(1)	Unless otherwise noted, the mailing address of each of those listed in the table above is 775 Heinz Avenue, Berkeley, CA, 94710.

(2)

Consists of 4,144,913 shares of New Rigetti Common Stock held by Dr. Rigetti, and 2,890,646 shares of New Rigetti Common Stock issuable upon the exercise or settlement of options or restricted stock unit awards held by Dr. Rigetti which are exercisable or vest within 60 days of the Closing Date.

(3)

Consists of 204,960 shares of New Rigetti Common Stock held by Mr. Naidu or his affiliated entity AlphaNuma LLC at Closing, and 637,906 shares of New Rigetti Common Stock issuable upon the exercise or settlement of options, warrants or restricted stock unit awards which are exercisable or vest within 60 days of the Closing Date.

(4)	Consists of 418 shares of New Rigetti Common Stock issuable upon the settlement restricted stock unit awards held by Mr. Sereda which vest within 60 days of the Closing Date.
(5)

Consists of 250,950 shares of New Rigetti Common Stock issuable upon the exercise or settlement of options or restricted stock unit awards held by Mr. Danis which are exercisable or vest within 60 days of the Closing Date.

(6)

Consists of 308,546 shares of New Rigetti Common Stock issuable upon the exercise or settlement of options or restricted stock unit awards held by Mr. Harburn which are exercisable or vest within 60 days of the Closing Date.

(7)

Consists of 147,341 shares of New Rigetti Common Stock held by Ms. Birch, and 274,762 shares of New Rigetti Common Stock issuable upon the exercise or settlement of options or restricted stock unit awards held by Ms. Birch which are exercisable or vest within 60 days of the Closing Date.

(8)

Consists of 276,637 shares of New Rigetti Common Stock issuable upon the exercise or settlement of options or restricted stock unit awards held by Mr. Rivas which are exercisable or vest within 60 days of the Closing Date.

(9)	Consists of 295,120 shares of New Rigetti Common Stock held by Gen. Pace.
(10)

David Cowan, a member of the New Rigetti Board, is a partner at Bessemer Venture Partners. Mr. Cowan disclaims beneficial ownership interest of the securities held by the Bessemer Entities (as defined below) referred to in footnote 15 below, except to the extent of his pecuniary interest, if any, in such securities through an indirect interest in the Bessemer Entities.

(11)

Consists of 201,963 shares of New Rigetti Common Stock issuable upon the exercise or settlement of options or restricted stock unit awards held by Ms. Fitzgerald which are exercisable or vest within 60 days of the Closing Date.

(12)

Consists of 22,788 shares of New Rigetti Common Stock held by Mr. Johnson, and 160,011 shares of New Rigetti Common Stock issuable upon the exercise or settlement of options or restricted stock unit awards held by Mr. Johnson which are exercisable or vest within 60 days of the Closing Date.

(13)	Consists of 62,500 shares of New Rigetti Common Stock purchased in the PIPE Financing.
(14)

SNII LLC holds 8,418,000 shares of New Rigetti Common Stock and 4,450,000 shares underlying private warrants held by SNII LLC, which are exercisable for shares of New Rigetti Common Stock commencing 30 days after the closing of the Business Combination. SNII LLC is governed by a board of managers consisting of four managers: Spencer M. Rascoff, Alexander M. Klabin, Robert D. Reid and Michael S. Clifton. Each manager has one vote, and the approval of a majority of the managers is required to approve any action of SNII LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of at least a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing analysis, no director of SNII LLC exercises voting or dispositive control over any of the securities held by SNII LLC, even those in which he or she directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. Includes 2,479,000 shares of New Rigetti Common Stock that became unvested and subject to forfeiture as of the Closing and will only vest if, during the five year period following the Closing, the volume weighted average price of New Rigetti Common Stock equals or exceeds $12.50 for any twenty trading days within a period of thirty consecutive trading days, and (ii) 580,273 shares of New Rigetti Common Stock held by the Sponsor Holders became unvested and subject to forfeiture as of the Closing and will only vest if, during the five year period following the Closing, the volume weighted average price of New Rigetti Common Stock equals or exceeds $15.00 for any twenty trading days within a period of thirty consecutive trading days. Any such shares held by the Sponsor Holders that remain unvested after the fifth anniversary of the Closing will be forfeited. The address for SNII is 4301 50th Street NW, Suite 300 PMB 1044, Washington, D.C. 20016.

(15)

Consists of (i) 9,481,710 shares of New Rigetti Common Stock held by Bessemer Venture Partners X Institutional L.P. and 10,100,508 shares of New Rigetti Common Stock held by Bessemer Venture Partners X L.P. and (ii) 968,400 shares of New Rigetti Common Stock purchased by Bessemer Venture Partners X L.P. and 1,031,600 shares of New Rigetti Common Stock purchased by Bessemer Venture Partners X Institutional L.P. in the PIPE Financing. Deer X & Co. L.P., or Deer X L.P., is the general partner of Bessemer Venture Partners X Institutional L.P. and Bessemer Venture Partners X L.P. Deer X & Co. Ltd., or Deer X Ltd., is the general partner of Deer X L.P. Adam Fisher, Robert P. Goodman, David Cowan, Jeremy Levine, Byron Deeter, Ethan Kurzweil, Alex Ferrara, Brian Feinstein and Stephen Kraus are the directors of Deer X Ltd. and hold the voting and dispositive power for the Bessemer Entities. Investment and voting decisions with respect to the securities held by the Bessemer Entities are made by the directors of Deer X Ltd. acting as an investment committee. Mr. Cowan disclaims beneficial ownership of the shares of the Company held by the Bessemer Entities except to the extent of his pecuniary interest, if any, in such securities through an indirect interest in the Bessemer Entities. The address for the Bessemer Entities is c/o Bessemer Venture Partners, 1865 Palmer Avenue, Suite 104, Larchmont, NY 10538.

(16)

Consists of (i) 772,613 shares of New Rigetti Common Stock held by AVG - BIV Rigetti Trust1 2020, 906,446 shares of New Rigetti Common Stock held by AVG - BIV Rigetti Trust2 2020, 5,344,241 shares of New Rigetti Common Stock held by AVG - BIV Rigetti Trust3 2020 and 29,429 shares of New Rigetti Common Stock held by AVGF-BIV 2 Rigetti 2017, LLC, (ii) 100,000 shares of New Rigetti Common Stock purchased by AVG - BIV Rigetti Trust3 2020 in the PIPE Financing and (iii) 444,913 of New Rigetti Common Stock issuable upon exercise of warrants held by AVG - BIV Rigetti Trust1 2020, AVG - BIV Rigetti Trust2 2020 and AVG - BIV Rigetti Trust3 2020 that are exercisable as of or within 60 days of the Closing Date.

(17)

Consists of (i) 8,678,816 shares of New Rigetti Common Stock held by Insurance Company of the West and (ii) 500,000 shares of New Rigetti Common Stock purchased by Insurance Company of the West in the PIPE Financing.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 313 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in Supernova’s Annual Report on Form 10-K, filed with the SEC on February 23, 2022 and in the Proxy Statement/Prospectus in the sections “Information about Supernova—Legal Proceedings” and “Information about Rigetti—Legal Proceedings” on pages 240 and 266, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Prior to the Business Combination, Supernova’s units, Class A Ordinary Shares and publicly-traded warrants (“Supernova Public Warrants”) were historically quoted on the New York Stock Exchange under the symbols “SNII.U,” “SNII” and “SNII WS,” respectively. On March 2, 2022, the New Rigetti Common Stock and the Public Warrants began trading on the Nasdaq Capital Market under the new trading symbols “RGTI” and “RGTIW”, respectively. On the Closing Date, the CUSIP numbers relating to the New Rigetti Common Stock and Public Warrants changed to 76655K 103 and 76655K 111, respectively.

As a result of the Domestication, all of Supernova Class A ordinary shares and Supernova Class B ordinary shares automatically converted into shares of New Rigetti Common Stock on a one-for-one basis. The Supernova Public Warrants and the private warrants held by SNII LLC became warrants for New Rigetti Common Stock.

As of the Closing Date and following the consummation of the Business Combination, the Company had 113,810,285 shares of Common Stock issued and outstanding held of record by 384 holders and 8,624,972 Public Warrants outstanding and held of record by 1 holder. As of the Closing Date and following the consummation of the Business Combination, Supernova’s units ceased trading on the New York Stock Exchange and were separated into their component securities upon consummation of the Business Combination and no fractional warrants were issued upon the separation.

Dividends

The Company has not paid any cash dividends on the Supernova Class A ordinary shares, Supernova Class B ordinary shares or New Rigetti Common Stock to date. Subject to the rights of holders of preferred stock of New Rigetti (if any) and the provisions of the Certificate of Incorporation, as it may be amended from time to time, holders of New Rigetti Common Stock will be entitled to receive such dividends and other distributions in cash, stock or property of New Rigetti when, as and if declared thereon by the Board, in its discretion, from time to time out of assets or funds of New Rigetti legally available therefor. The Company does not anticipate declaring any cash dividends to holders of New Rigetti Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the New Rigetti Common Stock is included in the Proxy Statement/Prospectus in the section entitled “Description of New Rigetti Securities—New Rigetti Common Stock” beginning on page 319 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of the Public Warrants is included in the Proxy Statement/Prospectus in the section entitled “Description of New Rigetti Securities—Warrants” beginning on page 324 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section entitled “Management of New Rigetti Following the Business Combination—Limitation on Liability and Indemnification of Directors and Officer” on page 308 of the Proxy Statement/Prospectus, which is incorporated herein by reference. On the Closing Date, the Company entered into indemnification agreements with the Company’s directors and officers, a form of which is attached hereto as Exhibit 10.21 and incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note—PIPE Financing” above is incorporated by reference into this Item 3.02.

The securities issued in connection with the Subscription Agreements have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(c) promulgated thereunder.

Item 3.03. Material Modification to Rights of Security Holders.

On March 1, 2022, in connection with the Domestication, Supernova filed the Certificate of Incorporation with the Secretary of State of the State of Delaware. On March 1, 2022, following the Domestication, the Company’s board of directors adopted the Bylaws (the “Bylaws”), which became effective on that date. The material terms of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of Supernova’s capital stock are discussed in the Proxy Statement/Prospectus in the sections entitled “Description of New Rigetti’s Securities” beginning on page 319 and “Comparison of Corporate Governance and Shareholder Rights” beginning on page 317, which are incorporated herein by reference.

In addition, the disclosures set forth under the Introductory Note and Item 5.03 in this Current Report on Form 8-K are incorporated herein by reference. Copies of the Certificate of Incorporation and the Bylaws are included as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 2, 2022, the Board approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2022. BDO served as the independent registered public accounting firm of Legacy Rigetti prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed on the Closing Date that it would be dismissed and replaced by BDO as the Company’s independent registered public accounting firm.

Marcum’s report on the Company’s consolidated balance sheets as of December 31, 2021, the related consolidated statements of operations, shareholders’ equity and cash flows for the year ended December 31, 2021 and for the period from December 22, 2020 (inception) to December 31, 2021, and the related notes to the financial statements (collectively, the “financial statements”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the substantial doubt about the Company’s ability to continue as a going concern.

During the period from December 22, 2020 (inception) to December 31, 2021 and the subsequent interim period through March 2, 2022, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

During the period from December 22, 2020 (inception) to December 31, 2021, and the interim period through March 2, 2022, the Company did not consult BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by BDO that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Marcum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

Item 5.01. Changes in Control of the Registrant.

The information set forth in the “Introductory Note” and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Business Combination, a change of control of Supernova has occurred, and the shareholders of Supernova as of immediately prior to the Closing held 17.8% of the outstanding shares of New Rigetti Common Stock immediately following the Closing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Rigetti Computing, Inc. 2022 Equity Incentive Plan

At the Extraordinary General Meeting, the Company shareholders of the Company considered and approved the Rigetti Computing, Inc. 2022 Equity Incentive Plan. The 2022 Plan was previously approved, subject to shareholder approval, by the board of directors of Supernova on February 23, 2022, and on the Closing Date, the New Rigetti Board ratified the approval of the 2022 Plan. The 2022 Plan became effective immediately upon the Closing.

A description of the 2022 Plan is included in the Proxy Statement/Prospectus in the section entitled “The Equity Incentive Plan Proposal” beginning on page 187 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2022 Plan is qualified in its entirety by the full text of the 2022 Plan, which is attached hereto as Exhibit 10.16 and incorporated herein by reference.

Rigetti Computing, Inc. 2022 Employee Stock Purchase Plan

At the Extraordinary General Meeting, the Supernova shareholders considered and approved the Rigetti Computing, Inc. 2022 Employee Stock Purchase Plan. The 2022 ESPP was previously approved, subject to shareholder approval, by the board of directors of Supernova on February 23, 2022, and on the Closing Date, the New Rigetti Board ratified the approval of the 2022 ESPP. The 2022 ESPP became effective immediately upon the Closing.

A description of the 2022 ESPP is included in the Proxy Statement/Prospectus in the section entitled “The Employee Stock Purchase Plan Proposal” beginning on page 198 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2022 ESPP is qualified in its entirety by the full text of the 2022 ESPP, which is attached hereto as Exhibit 10.20 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Extraordinary General Meeting, Supernova’s shareholders approved, among other items, the Domestication Proposal, the Proposed Charter and Bylaws Proposal (“Charter and Bylaws Proposal”) and Advisory Governing Documents Proposals (including the Advisory Governing Documents Proposal A, Advisory Governing Documents Proposal B, Advisory Governing Documents Proposal C, and Advisory Governing Documents Proposal D (collectively, the “Advisory Governing Documents Proposal”)), each of which is described in greater detail in the Proxy Statement/Prospectus.

On March 1, 2022, in connection with the Domestication, Supernova filed the Certificate of Incorporation with the Secretary of State of the State of Delaware. On March 1, 2022, following the Domestication, the Company’s board of directors adopted the Bylaws (“Bylaws”), which became effective on that date. The Certificate of Incorporation and Bylaws included the amendments proposed by the Charter and Bylaws Proposal and Advisory Governing Documents Proposal. The material terms of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of Supernova’s capital stock are discussed in the Proxy Statement/Prospectus in the sections entitled “Description of New Rigetti’s Securities” beginning on page 319 and “Comparison of Corporate Governance and Shareholder Rights” beginning on page 317, which are incorporated herein by reference.

In addition, the disclosure set forth under the Introductory Note in this Current Report on Form 8-K is incorporated herein by reference. Copies of the Certificate of Incorporation and the Bylaws are included as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on March 2, 2022, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Business Conduct and Ethics can be found in the Investors section of the Company’s website at https://investors.rigetti.com/.

Item 5.06. Change in Shell Company Status.

On March 2, 2022, as a result of the Business Combination, Supernova ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement/Prospectus in the section entitled “Business Combination Proposal” beginning on page 124 and “Domestication Proposal” beginning on page 167 of the Proxy Statement/Prospectus, which are incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD.

On March 2, 2022, the Company issued a press release announcing the closing of the Business Combination. A copy of the press release is filed hereto as Exhibit 99.4 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.4, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.4.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Legacy Rigetti as of December 31, 2021 and January 31, 2021 and for the 11 months ended December 31, 2021 and year ended January 31, 2021 and the related notes are included in Exhibit 99.1 and are incorporated herein by reference.

The audited consolidated financial statements of Supernova as of and for the year ended December 31, 2021 and for the period from December 22, 2020 (inception) through December 31, 2020 and the related notes are included beginning on page F-1 in Supernova’s Annual Report on Form 10-K, filed with the SEC on February 23, 2022, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for year ended December 31, 2021 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit No.	Description	Schedule/ Form	File No.	Exhibit	Filing Date

2.1+	Agreement and Plan of Merger, dated as of October 6, 2021, by and among Supernova Partners Acquisition Company II, Ltd., Supernova Merger Sub, Inc., Supernova Romeo Merger Sub, LLC and Rigetti Holdings, Inc.	8-K	001-40140	2.1	October 6, 2021

2.2	First Amendment to Agreement and Plan of Merger, dated as of December 23, 2021, by and among Supernova Partners Acquisition Company II, Ltd., Supernova Merger Sub, Inc., Supernova Romeo Merger Sub, LLC and Rigetti Holdings, Inc.	8-K	001-40140	2.1	December 23, 2021

2.3	Second Amendment to Agreement and Plan of Merger, dated as of January 10, 2022, by and among Supernova Partners Acquisition Company II, Ltd., Supernova Merger Sub, Inc., Supernova Romeo Merger Sub, LLC and Rigetti Holdings, Inc.	8-K	001-40140	2.1	January 10, 2022

3.1	Certificate of Incorporation of Rigetti Computing, Inc.

		Incorporated by Reference
Exhibit No.	Description	Schedule/ Form	File No.	Exhibit	Filing Date

3.2	Bylaws of Rigetti Computing, Inc.

4.1	Specimen Common Stock Certificate.

4.2	Specimen Warrant Certificate.

4.3	Warrant Agreement between American Stock Transfer & Trust Company, LLC and Supernova Partners Acquisition Company II, Ltd., dated March 1, 2021.	8-K	001-40140	4.1	March 4, 2021

10.1	Amended and Restated Registration Rights Agreement, dated March 2, 2022, by and among New Rigetti, the Sponsor and the other holders party thereto.

10.2	Form of Subscription Agreement for PIPE Financing.	8-K	001-40140	10.2	October 6, 2021

10.3	Sponsor Support Agreement, dated as of October 6, 2021, by and among Supernova Partners Acquisition Company II, Ltd., Rigetti Holdings, Inc., Supernova Partners II LLC and certain other parties thereto.	8-K	001-40140	10.3	October 6, 2021

10.4	Rigetti Holders Support Agreement, dated as of October 6, 2021, by and among Supernova Partners Acquisition Company II, Ltd., Rigetti Holdings, Inc. and certain other parties thereto.	8-K	001-40140	10.4	October 6, 2021

10.5	Letter Agreement, dated as of March 1, 2021, among Supernova, the Sponsor and Supernova’s officers and directors.	8-K	001-40140	10.1	March 4, 2021

10.6	Loan and Security Agreement dated March 10, 2021, by and between Rigetti and Trinity Capital Inc.	S-4/A	333-260692	10.14	February 8, 2022

10.7	Amendment No. 1 to Trinity Loan and Security Agreement dated May 18, 2021, by and between Rigetti and Trinity Capital Inc.	S-4/A	333-260692	10.15	February 8, 2022

10.8	Amendment No. 2 to Trinity Loan and Security Agreement dated October 21, 2021, by and between Rigetti and Trinity Capital Inc.	S-4/A	333-260692	10.16	February 8, 2022

		Incorporated by Reference
Exhibit No.	Description	Schedule/ Form	File No.	Exhibit	Filing Date

10.9	Amendment No. 3 to Trinity Loan and Security Agreement dated January 27, 2022, by and between Rigetti & Co. LLC and Trinity Capital Inc.	S-4/A	333-260692	10.17	February 8, 2022

10.10	Guaranty Agreement dated January 27, 2022, by and between Rigetti Holdings, Inc. and Trinity Capital Inc.	S-4/A	333-260692	10.18	February 8, 2022

10.11	Amended and Restated Warrant to Purchase Stock, dated March 9, 2021, issued to Trinity Capital Inc. by Rigetti & Co, Inc.	S-4/A	333-260692	10.21	February 8, 2022

10.12	Manufacturing Agreement dated May 28, 2020, by and between Rigetti and Sparqtron Corporation.	S-4/A	333-260692	10.19	February 8, 2022

10.13#	Rigetti & Co, Inc. 2013 Equity Incentive Plan.	S-4/A	333-260692	10.20	February 8, 2022

10.14#	Form of Stock Option Grant Notice and Form of Stock Option Agreement under Rigetti & Co, Inc. 2013 Equity Incentive Plan.	S-4/A	333-260692	10.22	February 8, 2022

10.15#	Form of Restricted Stock Unit Grant Notice and Form of Restricted Stock Unit Agreement under Rigetti & Co, Inc. 2013 Equity Incentive Plan.	S-4/A	333-260692	10.23	February 8, 2022

10.16#	Rigetti Computing, Inc. 2022 Equity Incentive Plan.

10.17#	Form of Stock Option Grant Package under 2022 Equity Incentive Plan.

10.18#	Form of RSU Grant Package under 2022 Equity Incentive Plan.

10.19#	Form of Stock Award Grant Package under 2022 Equity Incentive Plan.

10.20#	Rigetti Computing, Inc. 2022 Employee Stock Purchase Plan.

10.21#	Form of Indemnification Agreement by and between the Company and its directors and officers.

		Incorporated by Reference
Exhibit No.	Description	Schedule/ Form	File No.	Exhibit	Filing Date

10.22#	Non-Employee Director Compensation Policy.

10.23	Lease Agreement dated August 9, 2016 by and between Rigetti and Prologis Limited Partnership I, as amended.	S-4/A	333-260692	10.12	February 8, 2022

10.24	Lease Agreement dated April 15, 2015, by and among Rigetti, Temescal, LP and Contra Costa Industrial Park, Ltd., as amended.	S-4/A	333-260692	10.13	February 8, 2022

10.25#	Amended & Restated Employment Agreement, dated February 2, 2022, between Rigetti Holdings, Inc. and Chad Rigetti.	S-4/A	333-260692	10.24	February 8, 2022

10.26#	Amended & Restated Employment Agreement, dated February 2, 2022, between Rigetti Holdings, Inc. and Brian Sereda.	S-4/A	333-260692	10.25	February 8, 2022

10.27#	Amended & Restated Employment Agreement, dated February 2, 2022, between Rigetti Holdings, Inc. and Taryn Naidu.	S-4/A	333-260692	10.26	February 8, 2022

10.28#	Executive Employment Agreement, dated February 2, 2022, between Rigetti Holdings, Inc. and David Rivas.	S-4/A	333-260692	10.27	February 8, 2022

10.29#	Amended & Restated Employment Agreement, dated February 2, 2022, between Rigetti Holdings, Inc. and Mike Harburn.	S-4/A	333-260692	10.28	February 8, 2022

10.30#	Amended & Restated Employment Agreement, dated February 2, 2022, between Rigetti Holdings, Inc. and Rick Danis.	S-4/A	333-260692	10.29	February 8, 2022

16.1	Letter from Marcum LLP to the SEC.

21.1	List of Subsidiaries of Rigetti Computing, Inc.

99.1	Audited Consolidated Financial Statements of Legacy Rigetti as of and for the eleven months ended December 31, 2021 and as of and for the year ended January 31, 2021.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Rigetti for the eleven months ended December 31, 2021 and the year ended January 31, 2021.

Incorporated by Reference
Exhibit No.	Description	Schedule/ Form	File No.	Exhibit	Filing Date

99.3	Unaudited Pro Forma Condensed Combined Financial information of the Rigetti Computing, Inc. as of and for the year ended December 31, 2021.

99.4	Press release dated March 2, 2022.

104	Cover page Interactive data file (embedded within the inline XBRL document).

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.
#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2022

RIGETTI COMPUTING, INC.

By:	/s/ Chad Rigetti
Chad Rigetti
Chief Executive Officer